UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 29, 2004

                             AIRSPAN NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                   Washington
                 (State or other jurisdiction of incorporation)

     000-31031                                            75-2743995
(Commission file number)                    (I.R.S. Employer Identification No.)

                     777 Yamato Road, Suite 105, Boca Raton,
                       Florida 33431 (Address of principal
                          executive offices) (Zip code)

                                 (561) 893-8670
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

      Item 7.01 Regulation FD Disclosure

            On December 29, 2004, Airspan Networks, Inc. (the "Company") issued a press release announcing that it has entered into a non-binding Letter of Intent to acquire all of the authorized, issued and outstanding shares of common stock of Arelnet Ltd. in exchange for cash and common stock of the Company. The acquisition is subject to the execution of definitive agreements and certain other conditions, including customary closing conditions. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

            99.1 - Press Release dated December 29, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 29, 2004

                                                     AIRSPAN NETWORKS, INC

                                                     By: /s/ Peter Aronstam
                                                         -----------------------
                                                     Peter Aronstam
                                                     Senior Vice President and
                                                     Chief Financial Officer